UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2018

Vanguard Natural Resources, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33756	80-0411494
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 3000
Houston, Texas 77057
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 327-2255

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.  Regulation FD Disclosure.

On August 15, 16 and 17, 2018, Vanguard Natural Resources, Inc. (the “Company”) will deliver a presentation that includes the slides attached as Exhibit 99.1 to this Current Report on Form 8-K, which are incorporated by reference herein. A copy of the attached Exhibit 99.1 will also be available on the Company’s website at www.vnrenergy.com. Information on the Company’s website is not, and should not be deemed to be, part of or incorporated into this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, is being “furnished” pursuant to General Instruction B.2 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Forward-Looking Statements
This communication contains certain statements and information that are forward looking statements and not historical facts. Terminology such as “will,” “would,” “should,” “could,” “expect,” “anticipate,” “plan,” “project,” “intend,” “estimate,” “believe,” “target,” “continue,” “on track,” “potential,” the negative of such terms or other comparable terminology are intended to identify forward looking statements. These statements are based on certain assumptions and expectations made by the Company which reflect management’s experience, estimates and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or anticipated in the forward looking statements. These include risks relating to financial performance and results, the ability to improve the Company’s results and profitability following its emergence from bankruptcy; the Company’s indebtedness under its revolving credit facility, term loan and second lien notes; availability of sufficient cash flow to make payments on the Company’s debt obligations and to execute its business plan; the Company’s prices and demand for oil, natural gas and natural gas liquids; and the Company’s ability to replace reserves and efficiently develop its reserves. These and other important factors could cause actual results to differ materially from those anticipated or implied in the forward looking statements. Please read “Risk Factors” in our most recent annual report on Form 10-K and Item 1A. of Part II “Risk Factors” in our subsequent quarterly reports on Form 10-Q and any other public filings and press releases. The Company undertakes no obligation to publicly update any forward looking statements, whether as a result of new information or future events.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

Exhibit 99.1	Investor Meeting Presentation dated August 13, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, INC.

Dated: August 13, 2018	By:	/s/ Ryan Midgett
		Name:	Ryan Midgett
		Title:	Chief Financial Officer